                                                                    Exhibit 10.4

                             D.E. FREY GROUP, INC.
                            1992 STOCK OPTION PLAN


                                   ARTICLE I
                           ESTABLISHMENT AND PURPOSE
                           -------------------------

          1.1  Establishment.  D.E. Frey Group, Inc., a Delaware corporation
               -------------
("Company"), hereby establishes a stock option plan for key directors, employees, independent contractors and consultants providing material services to the Company and its wholly-owned subsidiary, D.E. Frey and Company, Inc., a Delaware corporation, as described herein, which shall be known as the "1992 STOCK OPTION PLAN" (the "Plan"). It is intended that certain of the options issued to employees pursuant to the Plan may constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code and that other options issued pursuant to the Plan shall constitute non-qualified options. The Board of Directors shall determine which options are to be incentive stock options and which are to be non-qualified options and shall enter into option agreements with recipients accordingly.

          1.2  Purpose.  The purpose of this Plan is to enhance shareholder
               -------
investment by attracting, retaining and motivating key employees, directors and consultants of the Company, and to encourage stock ownership by such persons by providing them with a means to acquire a proprietary interest in the Company's success.

                                  ARTICLE II
                                  DEFINITIONS
                                  -----------

          2.1  Definitions.  Whenever used herein, the following terms shall
               -----------
have the respective meanings set forth below, unless the context clearly requires otherwise, and when said meaning is intended, the term shall be capitalized.

              (a) "Board" means the Board of Directors of the Company.
                   -----

              (b) "Code" means the Internal Revenue Code of 1986, as amended.
                   ----

              (c) "Committee" shall mean the Committee provided by Article IV
                   ---------
          hereof, which may be created at the discretion of the Board.

              (d) "Company" means D.E. Frey Group, Inc., a Delaware corporation.
                   -------

              (e) "Consultant" means any person or entity, including a Parent
                   ----------
          Corporation or a Subsidiary Corporation, who provides services (other than as an Employee) to the Company, a Parent Corporation or a Subsidiary Corporation, and shall include independent contractors, Non-Employee Officers and Non-Employee Directors, as defined subsequently.

              (f) "Date of Exercise" means the date the Company receives notice,
                   ----------------
          by an Optionee, of the exercise of an Option pursuant to Section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to exercise.

              (g) "Employee" means any person, including an officer or director
                   --------
                  of the Company or a Subsidiary Corporation, who is employed by the Company or a Subsidiary Corporation.

              (h) "Fair Market Value" means the fair market value of Stock upon
                   -----------------
          which an option is
     granted under this Plan, determined as follows:

                    (i) If the Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the Fair Market Value shall be the last reported sale price of the Stock on the composite tape of such exchange on the last trading day prior to the date of issuance of this option, or if no such sale is made on such day, the average closing bid and asked prices for such day on the composite tape of such exchange; or

                    (ii) If the Stock is not so listed or admitted to unlisted trading privileges, the Fair Market Value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Quotation System (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc.) on the last trading day prior to the date of issuance of the option; or

                    (iii) If the Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Fair Market Value shall be an amount, not less than book value, determined by the Board of Directors of the Company, such determination to be final and binding on the Holder.

          (i) "Incentive Stock Option" means an Option granted under this Plan
               ----------------------
     which is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

          (j) "Non-Employee Director" means a member of the Board who is not an
               ---------------------
     employee of the Company at the time an Option is granted hereunder.

          (k) Non-Employee Officer" means an officer of the Company who is not
              --------------------
     an employee of the Company at the time an Option is granted hereunder.

          (l) "Non-qualified Option" means an Option granted under this Plan
               --------------------
     which is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Non-qualified Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of Section 422 of the Code applicable to incentive stock options.

          (m) "Option" means the right, granted under this Plan, to purchase
               ------
     Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Non-qualified Option.

          (n) "Optionee" means an Employee or Consultant holding an Option under
               --------
     the Plan.

          (o) "Parent Corporation"  shall have the meaning set forth in Section
               ------------------
     424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

          (p) "Subsidiary Corporation" shall have the meaning set forth in
               ----------------------
     Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

          (q) "Significant Shareholder" means an individual who, within the
               -----------------------
     meaning of Section 422(b)(6) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning stock owned by certain relatives of the individual and certain stock owned by corporations in which the individual is a shareholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in
          Section 424(d) of the Code.

               (r) "Stock" means the $.10 par value common stock of the Company.
                    -----

          2.2  Gender and Number.  Except when otherwise indicated by the
               -----------------
context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------

          3.1  Eligibility and Participation.  All Employees are eligible to
               -----------------------------
participate in this Plan and receive either or both Incentive Stock Options and Non-qualified Options under the Plan. All Consultants are eligible to participate in this Plan and receive Non-qualified Options hereunder. Optionees in the Plan shall be selected by the Board, in its sole discretion, from among those Employees and Consultants who, in the opinion of the Board, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

                                  ARTICLE IV
                                ADMINISTRATION
                                --------------

          4.1  Administration.  The Board shall be responsible for administering
               --------------
the Plan.

               (a) The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company; and to make all other determinations necessary or advisable for the administration of the Plan. Determinations, interpretations, or other actions made or taken by the Board, pursuant to the provisions of this Plan, shall be final and binding and conclusive for all purposes and upon all persons.

               (b) At the discretion of the Board this Plan may be administered by a Committee which shall be an executive committee of the Board, consisting of not less than three members of the Board. The members of such Committee may be directors who are eligible to receive Options under this Plan, but Options may be granted to such persons only by action of the full Board and not by action of the Committee. Such Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer this Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the shareholders, the directors and any persons having any interests in any Options which may be granted under this Plan, and, by resolution or resolution providing for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, the price or prices at which any such shares may be purchased from the Company upon the exercise of such Option. Such terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, and shall be consistent with the provisions of this Plan.

               (c) If the Committee has been appointed, the Board may from time to time remove members from, or add members to, the Committee. The Board may terminate the Committee at any time. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. A quorum shall consist of two-thirds (2/3) of the members of the Committee.

               (d) Where the Committee has been created by the Board, references in this Plan to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by this Plan or by the Board.

               (e) The Board shall have all of the enumerated powers of the Committee, but shall not be limited to such powers. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                                   ARTICLE V
                           STOCK SUBJECT TO THE PLAN
                           -------------------------

          5.1  Number.  The total number of shares of Stock hereby made
               ------
available and reserved for issuance under the Plan upon exercise of Incentive Stock Options shall be 300,000, less the number of shares issued and reserved for issuance upon exercise of outstanding Non-qualified Options. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in Section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or Shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

          5.2  Unused Stock.  If an Option shall expire or terminate for any
               ------------
reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

          5.3  Adjustment in Capitalization.  In the event of any change in the
               ----------------------------
outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar corporate change, the aggregate number of shares of Stock set forth in Section 5.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive; provided however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                                   ARTICLE VI
                              DURATION OF THE PLAN
                              --------------------

          6.1  Duration of the Plan.  Subject to approval of shareholders, the
               --------------------
Plan shall be in effect for ten years from the date of its adoption by the Board. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.

                                  ARTICLE VII
                             TERMS OF STOCK OPTIONS
                             ----------------------

          7.1  Grant of Options.  Subject to Section 5.1, Options may be granted
               ----------------
to Employees or Consultants at any time and from time to time as determined by the Board; provided, however, that Consultants may receive only Non-qualified Options and may not receive Incentive Stock Options. The Board shall have complete discretion in determining the terms and conditions and number of Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company and its

Subsidiary Corporations, and such other factors as the Board in its discretion shall deem relevant. The Board also shall determine whether an Option is to be an Incentive Stock Option or a Non-qualified Option.

               (a) In the case of Incentive Stock Options, the total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which incentive stock options granted after December 31, 1986 are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which incentive stock options may be granted (and all such plans of any Parent Corporations and any Subsidiary Corporations of the Company) shall not exceed $100,000. Hereinafter, this requirement is sometimes referred to as the "$100,000 Limitation".

               (b) Nothing in this Article VII of the Plan shall be deemed to prevent the grant of Options permitting exercise in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Non-qualified Option.

               (c) The Board is expressly given the authority to issue amended or replacement Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option. A replacement Option is similar to a new Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Option.

          7.2  No Tandem Options.  Where an Option granted under this Plan is
               -----------------
intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

          7.3  Option Agreement; Terms and Conditions to Apply Unless Otherwise
               ----------------------------------------------------------------
Specified.  As determined by the Board on the date of grant, each Option shall
---------
be evidenced by an Option agreement (the "Option Agreement") that includes the non-transferability provisions required by Section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Non-qualified Option; the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or exercisability restrictions which the Board may impose; in the case of an Incentive Stock Option, a provision implementing the $100,000 Limitation; and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Option.

               (a) If not otherwise specified by the Board, the following terms and conditions shall apply to Options granted under the Plan:

                   (i)  Term.  The duration of the Option shall be five years
                        ----
          from the date of grant.

                   (ii) Exercise of Option.  Unless an Option is terminated as
                        ------------------
          provided hereunder, an Optionee may exercise his Option for up to, but not in excess of, the amounts of shares subject to the Option specified hereafter, based on the Optionee's number of years of continuous service with the Company or a Subsidiary Corporation from the date on which the Option is granted. In the case of an Optionee who is an Employee, continuous service shall mean continuous employment; in the case of an Optionee who is a Consultant, continuous service shall mean the continuous provision of consulting services.
          In applying said limitations, the amount of shares, if any, previously purchased by the Optionee under the Option shall be counted in determining the amount of shares the Optionee can purchase at any time. The Optionee may exercise his Option in the following amounts:

                         (A) After one year of such continuous services, up to
                   but not in excess of twenty percent of the shares originally subject to the Option;

                         (B) After two years of such continuous services, up to
                   but not in excess of forty percent of the shares originally subject to the Option;

                         (C) After three years of such continuous services, up
                   to but not in excess of sixty percent of the shares originally subject to the Option;

                         (D) After four years of such continuous services, up to
                   but not in excess of eighty percent of the shares originally subject to the Option; and

                         (E) At the expiration of the fifth year of such
                   continuous services, the Option may be exercised, in whole or in part, and at any time and from time to time within its term but it shall not be exercisable after the expiration of five years from the date on which it was granted.

               (b) The Board shall be free to specify terms and conditions other than those set forth above, in its discretion.

               (c) All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Non-qualified Option.

          7.4  Option Price.  No Option granted pursuant to this Plan shall have
               ------------
an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Option price of not less than 110% of the Fair Market Value of Stock on the date of grant. The Option exercise price shall be subject to adjustment as provided in Section 5.3 above.

          7.5  Term of Options.  Each Option shall expire at such time as the
               ---------------
Board shall determine when it is granted, provided however that under no circumstances shall a Non-qualified Option be exercisable later than the tenth anniversary date of its grant, nor by its terms, shall an Incentive Stock Option granted to a Significant Shareholder be exercisable later than the fifth year from the anniversary date of its grant.

          7.6  Exercise of Options.  Options granted under the Plan shall be
               -------------------
exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Optionees.

          7.7  Payment.  Payment for all shares of Stock shall be made at the
               -------
time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or (ii) if acceptable to the Board, in Stock or in some other form; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code.

                                  ARTICLE VIII
                       WRITTEN NOTICE, ISSUANCE OF STOCK
                       ---------------------------------
                      CERTIFICATES, SHAREHOLDER PRIVILEGES
                      ------------------------------------

          8.1  Written Notice.  An Optionee wishing to exercise an Option shall
               --------------
give written notice to the Company, in the form and manner prescribed by the Board. Full payment for the shares exercised pursuant to the Option must accompany the written notice.

          8.2  Issuance of Stock Certificates.  As soon as practicable after the
               ------------------------------
receipt of written notice and payment, the Company shall deliver to the Optionee or to a permitted nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock.

          8.3  Privileges of a Shareholder.  An Optionee or any other person
               ---------------------------
entitled to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such stock.

                                  ARTICLE IX
                     TERMINATION OF EMPLOYMENT OR SERVICES
                     -------------------------------------

          9.1  Death.  If an Optionee's employment in the case of an Employee,
               -----
or provision of services as a Consultant in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

          9.2  Termination other than for Cause or Due to Death.  In the event
               ------------------------------------------------
of an Optionee's termination of employment in the case of an Employee, or termination of the provision of services as a Consultant in the case of a Consultant, other than by reason of death, the Optionee may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three months of the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code ? 422, he may exercise such portion of his Option as was exercisable by him on his Termination Date within one year of his Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

               (a) In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a Corporation to the Company, shall not be considered a termination of employment for purposes of this Plan.

               (b) The Option Agreements may contain such provisions as the Board shall approve with reference to the effect of approved leaves of absence upon termination of employment.

          9.3  Termination for Cause.  In the event of an Optionee's termination
               ---------------------
of employment in the case of an Employee, or termination of the provision of services as a Consultant in the case of a Consultant, which termination is by the Company or a Subsidiary Corporation for cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall terminate upon notice of termination for cause.

          9.4  Call Option of the Company.  In the event the employee,
               --------------------------
independent contractor, advisor, consultant or similar relationship between the Company or a Subsidiary Corporation and any Optionee should terminate for any reason at any time the Company shall have the option, exercisable within 90 days after the termination date (or within 90 days after the exercise date, whichever is later), to purchase all shares of the Company's common stock owned by the Participant, including all Stock acquired by the Optionee pursuant to this Plan for an amount equal to the Fair Market Value thereof on the termination date. The Company shall have no obligation to exercise this option. Each stock certificate evidencing the shares will bear a legend referring to the Company's option to purchase the shares.

                                   ARTICLE X
                              RIGHTS OF OPTIONEES
                              -------------------

          10.1  Service.  Nothing in this Plan shall interfere with or limit in
                -------
any way the right of the Company or a Subsidiary Corporation to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company or a Subsidiary Corporation, or upon any Consultant any right to continue to provide services to the Company or a Subsidiary Corporation.

          10.2  Non-transferability.  All Options granted under this Plan shall
                -------------------
be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

                                  ARTICLE XI
                         OPTIONEE-EMPLOYEE'S TRANSFER
                         ----------------------------
                              OR LEAVE OF ABSENCE
                              -------------------

          11.1  Optionee-Employee's Transfer or Leave of Absence.  For purposes
                ------------------------------------------------
of this Plan:

                (a) A transfer of an Optionee who is an Employee from the Company to a Subsidiary Corporation or Parent Corporation, or from one such Corporation to another, or

                (b) A leave of absence for such an Optionee (i) which is duly authorized in writing by the Company or a Subsidiary Corporation, and
          (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Board.

                                  ARTICLE XII
                         AMENDMENT, MODIFICATION, AND
                         ----------------------------
                            TERMINATION OF THE PLAN
                            -----------------------

          12.1  Amendment, Modification, and Termination of the Plan.
                ----------------------------------------------------

                (a) The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the shareholders, may:

                    (i) increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in Article V;

                    (ii) change the class of Employees or Consultants eligible to receive Options;

                (b) No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

                                 ARTICLE XIII
                      ACQUISITION, MERGER OR LIQUIDATION
                      ----------------------------------

          13.1  Acquisition.
                -----------

               (a) In the event that an Acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in the Acquisition or as a result of the Acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share.

               (b) For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and entities. For purposes of this section, a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of the Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

               (c) Where the Company does not exercise its option under this
          Section 13.1 the remaining provisions of this Article XIII shall apply, to the extent applicable.

          13.2  Merger or Consolidation.  Subject to any required action by the
                -----------------------
shareholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

          13.3  Other Transactions.  A dissolution or a liquidation of the
                ------------------
Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code Section 424(a).

                                  ARTICLE XIV
                            SECURITIES REGISTRATION
                            -----------------------

          14.1  Securities Registration.  In the event that the Company shall
                -----------------------
deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such

Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

          14.2  Representations.  Unless the Company has determined that the
                ---------------
following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing
(i) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, (ii) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

                                  ARTICLE XV
                                TAX WITHHOLDING
                                ---------------

          15.1  Tax Withholding.  Whenever shares of Stock are to be issued in
                ---------------
satisfaction of Options exercised under this Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                                  ARTICLE XVI
                                INDEMNIFICATION
                                ---------------

          16.1  Indemnification.  To the extent permitted by law, each person
                ---------------
who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or any Subsidiary Corporation may have to indemnify them or hold them harmless.

                                 ARTICLE XVII
                              REQUIREMENTS OF LAW
                              -------------------

          17.1  Requirements of Law.  The granting of Options and the issuance
                -------------------
of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          17.2  Governing Law.  The Plan, and all agreements hereunder, shall be
                -------------
construed in accordance with and governed by the laws of the State of Colorado.

                                 ARTICLE XVIII
                            EFFECTIVE DATE OF PLAN
                            ----------------------

          18.1  Effective Date.  The Plan shall be effective on March 3, 1992.
                --------------

                                  ARTICLE XIX
                             COMPLIANCE WITH CODE
                             --------------------

          19.1  Compliance with Code.  Incentive Stock Options granted hereunder
                --------------------
are intended to qualify as "incentive stock options" under Code ? 422. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code.

                                  ARTICLE XX
                       NO OBLIGATION TO EXERCISE OPTION
                       --------------------------------

          20.1  No Obligation to Exercise.  The granting of an Option shall
                -------------------------
impose no obligation upon the holder thereof to exercise such Option.

                                  ARTICLE XXI
                              STOCKHOLDER APPROVAL
                              --------------------

          21.1  Stockholder Approval.  This Plan shall be submitted for approval
                --------------------
and ratification by a vote of the holders of a majority of the shares of Common Stock of the Company no later than March 3, 1993; provided, however, that failure to timely obtain such shareholder approval shall result in all Options granted hereunder being deemed to be Non-qualified Options and shall not affect the validity of any Option issued under this Plan.

          THIS 1992 STOCK OPTION PLAN was adopted by the Board of Directors of D.E. Frey Group, Inc. on March 3, 1992, to be effective as of March 3, 1992.


                                         D.E. FREY GROUP, INC.

                                         /s/ Dale E. Frey

                                         By:
                                         Dale E. Frey, President




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